UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2018

GERON CORPORATION

geron

GERON CORPORATION
C/O COMPUTERSHARE
8742 LUCENT BLVD., SUITE 225
HIGHLANDS RANCH, CO 80129

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 19, 2018
Date: May 15, 2018 **Time:** 4:00 PM PDT
Location: Geron Corporation
149 Commonwealth Drive
Menlo Park, CA 94025

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Letter to Stockholders How to View Online: 2. Notice and 2018 Proxy Statement 3. 2017 Annual Report on Form I 0-K Have the information that is printed in the box marked by the arrow !XXXX XXXX XXXX XXXX! (located on the following page) and visit: www. proxyv ote.com . How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-ma il copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote .com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MA IL*:sendm ate rial@ proxyvote .com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow !XXXX xxxx xxxx XXXX! (located on the following page) in the subject li ne . Requests , instructions and other inquiries sent to this e-ma il address will NOT be forwarded to your investment adviso r. Please make the request as instructed above on or before May I, 2018 to facilitate timely delivery.  -How To Vote - Please Choose One of the Following Voting Methodsm006N Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meet ing. Please check the meeting materials for any special requirements for meeting atte nd ance. At the meet in g, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www. proxyvote.com. Have the information that is printed in the box marked by the arrow !XXXX XXXX XXXX XXXX! (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the mate rials , which will include  a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: To elect the two nominees for director named in the accompanying proxy statement, or the Proxy Statement, to hold office as Class I members of the Board of Directors until the 2021 annual meeting of stockholders . Nominees: John A. Scarlett, M.D. Robert J. Spi egel, M.D., FACP The Board of Directors recommends you vote FOR the following proposals: To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the accompanying Proxy Statement. To approve the Geron Corporation 2018 Equity Incentive Plan . To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 20 18. NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.mCX)00".CX)N m CX) 0 0 "N-- CX) N

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